EXHIBIT 99.1
NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joseph Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

BRAEMAR HOTELS & RESORTS REPORTS
FIRST QUARTER 2022 RESULTS
Comparable RevPAR Increased 68% to $326
Highest Quarterly Comparable RevPAR in Company History
Net Income Attributable to Common Stockholders was $11.4 Million
Adjusted EBITDAre was $49.2 Million
Comparable Hotel EBITDA was $59.4 Million
AFFO per Share was $0.41
Reinstated Quarterly Common Stock Dividend
Completed the Acquisition of The Ritz-Carlton Reserve Dorado Beach

DALLAS – May 4, 2022 – Braemar Hotels & Resorts Inc. (NYSE: BHR) (“Braemar” or the “Company”) today reported financial results and performance measures for the first quarter ended March 31, 2022. The comparable performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel EBITDA assume each of the hotel properties in the Company’s hotel portfolio as of March 31, 2022, was owned as of the beginning of each of the periods presented. Unless otherwise stated, all reported results compare the first quarter ended March 31, 2022, with the first quarter ended March 31, 2021 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.

FINANCIAL AND OPERATING HIGHLIGHTS
•Comparable RevPAR for all hotels increased 68% to $326.42 during the quarter, the highest quarterly RevPAR in the Company’s history. Comparable ADR increased 13.9% to $595.09 and Comparable Occupancy increased 47.5% to 54.9%.
•Net income attributable to common stockholders for the quarter was $11.4 million or $0.15 per diluted share.
•Adjusted funds from operations (AFFO) was $0.41 per diluted share for the quarter compared to $0.20 in the prior year quarter, reflecting a growth rate of 105%.
•Adjusted EBITDAre was $49.2 million for the quarter, which was 41.4% higher than what the Company reported in the first quarter of 2019.
•Comparable Hotel EBITDA was $59.4 million for the quarter, which was 26.9% higher than what the Company reported in the first quarter of 2019.
•The Company ended the quarter with cash and cash equivalents of $185.2 million and restricted cash of $40.1 million. The vast majority of the restricted cash is comprised of lender and manager-held reserves. At the end of the quarter, there was also $40.1 million in due from third-party hotel managers, which is primarily the Company’s cash held by one of its property managers and is also available to fund hotel operating costs.

BHR Reports First Quarter Results

May 4, 2022
•Net debt to gross assets was 45.2% at the end of the first quarter.
•During the quarter, the Company completed the acquisition of the 96-room Ritz-Carlton Reserve Dorado Beach for total consideration of $193 million.
•During the quarter, the Company announced the reinstatement of its quarterly common stock dividend.
•Capex invested during the quarter was $10.8 million.

THE RITZ-CARLTON RESERVE DORADO BEACH ACQUISITION
On March 14, 2022, the Company announced that it completed the acquisition of the 96-room Ritz-Carlton Reserve Dorado Beach in Dorado, Puerto Rico (the “Property”). In addition, the Company acquired the income stream attributable to fourteen luxury residential units adjacent to the Property that participate in a rental management program.

With its premier beachfront location on the North coast of Puerto Rico, the Property is situated within Dorado Beach Resort, a 1,900-acre master planned community in one of the most sought after residential real estate markets in the United States and U.S. territories. In addition to the amenities of the self-contained Dorado Beach community, the resort also benefits from its location within the town of Dorado. Dorado is an upscale suburb of San Juan featuring many restaurants, retail outlets, and other amenities and leisure activities in the surrounding area. Additionally, the town is 20 miles from Old San Juan and 22 miles from Luis Muñoz Marin International Airport, making it very accessible from the capital city.

The total consideration for the acquisition was approximately $193 million ($1.8 million per key, inclusive of the residential units in the rental program). The acquisition was funded with $104 million of cash, six million shares of common stock, and the assumption of a $54 million mortgage loan. For purposes of calculating total consideration for the transaction, a price of $5.84 per share was assumed.

CAPITAL STRUCTURE
At March 31, 2022, the Company had total assets of $2.0 billion and $1.2 billion of loans of which $49 million related to its joint venture partner’s share of the mortgage loan on the Capital Hilton and Hilton La Jolla Torrey Pines. The Company’s total combined loans had a blended average interest rate of 3.1%.

During the third quarter of 2021, the Company commenced the sale of its Series E and Series M non-traded preferred stock. To date, the Company has issued approximately 3.8 million shares of its Series E and Series M non-traded preferred stock raising approximately $86.7 million of net proceeds.

During the quarter, the Company completed the refinancing of the Park Hyatt Beaver Creek Resort & Spa. The new, non-recourse loan totals $70.5 million and has a two-year initial term with three one-year extension options, subject to the satisfaction of certain conditions. The loan is interest only and provides for a floating interest rate of SOFR + 2.86%. The financing addressed the Company’s only final debt maturity in 2022.

On March 7, 2022, the Company announced the reinstatement of its quarterly common stock dividend. The Board of Directors declared a quarterly cash dividend of $0.01 per diluted share for the Company’s common stock for the first quarter ending March 31, 2022. The dividend, which equates to an annual rate of $0.04 per share, was paid on April 15, 2022, to stockholders of record as of March 31, 2022. The Board of Directors will review its dividend policy on a quarter-to-quarter basis, with a view to increasing it as financial performance continues to improve. The adoption of a dividend policy does not commit the Board of Directors to declare future dividends or the amount thereof.

BHR Reports First Quarter Results

May 4, 2022
PORTFOLIO REVPAR
As of March 31, 2022, the portfolio consisted of fifteen hotels.

•Comparable RevPAR increased 68% to $326.42 for all hotels on a 13.9% increase in Comparable ADR and a 47.5% increase in Comparable Occupancy.

HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS
The Company believes year-over-year Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons. To help investors better understand the substantial seasonality in the Company’s portfolio, the Company provides quarterly detail on its Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin for the current and certain prior-year periods based upon the number of hotels in the Company’s portfolio as of the end of the current period. As the Company’s portfolio mix changes from time to time so will the seasonality for Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin.

“We continue to be pleased with the incredibly strong operating performance of our luxury resorts and continue to see accelerated performance compared to 2019,” said Richard J. Stockton, Braemar’s President and Chief Executive Officer. “For the second consecutive quarter, we achieved the highest RevPAR in our Company’s history. Our portfolio was cash flow positive for the fifth consecutive quarter, generating approximately $28 million of cash flow, as overall leisure demand remained strong. During the quarter, 14 of our 15 properties generated positive Hotel EBITDA and 7 of our 15 properties achieved greater than 60% occupancy. With a portfolio that is benefiting from a luxury resort orientation while having some key urban asset exposure to provide further upside as conditions improve, we believe Braemar is well-positioned to continue to capitalize on the recovery in the lodging industry. Additionally, in mid-March, we closed on the acquisition of The Ritz-Carlton Reserve Dorado Beach, the first Ritz-Carlton Reserve in the Americas and one of only five Ritz-Carlton Reserve properties worldwide. This property further diversifies our portfolio, and significantly increases our RevPAR, which was already the highest among the publicly-traded lodging REITs.”

Mr. Stockton added, “Looking ahead, we are very well-positioned and remain excited about our opportunities to deliver continued growth. Leisure demand has held up much better than anticipated, trends in corporate transient and group bookings continue to build, and strong forward bookings suggest further improved operating results for the second quarter of 2022. For calendar year 2022, we now expect to materially exceed both 2019 RevPAR and 2019 Hotel EBITDA on both a comparable and an actual basis.”

INVESTOR CONFERENCE CALL AND SIMULCAST
Braemar will conduct a conference call on Thursday, May 5, 2022, at 11:00 a.m. ET. The number to call for this interactive teleconference is (201) 389-0920. A replay of the conference call will be available through Thursday, May 12, 2022, by dialing (412) 317-6671 and entering the confirmation number, 13727684.

The Company will also provide an online simulcast and rebroadcast of its first quarter 2022 earnings release conference call. The live broadcast of Braemar’s quarterly conference call will be available online at the Company’s website, www.bhrreit.com on Thursday, May 5, 2022, beginning at 11:00 a.m. ET. The online replay will follow shortly after the call and continue for approximately one year.

We use certain non-GAAP measures, in addition to the required GAAP presentations, as we believe these measures improve the understanding of our operational results and make comparisons of operating results among peer real estate investment trusts more meaningful. Non-GAAP financial measures, which should

BHR Reports First Quarter Results

May 4, 2022
not be relied upon as a substitute for GAAP measures, used in this press release are FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA. Please refer to our most recently filed Annual Report on Form 10-K for a more detailed description of how these non-GAAP measures are calculated. The reconciliations of non-GAAP measures to the closest GAAP measures are provided below and provide further details of our results for the period being reported.

This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities. Securities will be offered only by means of a registration statement and prospectus which can be found at www.sec.gov.

* * * * *

Braemar Hotels & Resorts is a real estate investment trust (REIT) focused on investing in luxury hotels and resorts.

Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Braemar’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: the impact of COVID-19, and the rate of adoption and efficacy of vaccines to prevent COVID-19, on our business and investment strategy; our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; risks associated with our ability to effectuate our dividend policy, including factors such as operating results and the economic outlook influencing our board’s decision whether to pay further dividends at levels previously disclosed or to use available cash to pay dividends; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Braemar’s filings with the Securities and Exchange Commission.

The forward-looking statements included in this press release are only made as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)
(unaudited)

	March 31, 2022	December 31, 2021
ASSETS
Investments in hotel properties, gross	$2,044,378	$1,845,078
Accumulated depreciation	(409,567)	(399,481)
Investments in hotel properties, net	1,634,811	1,445,597
Cash and cash equivalents	185,157	215,998
Restricted cash	41,181	47,376
Accounts receivable, net of allowance of $157 and $134, respectively	29,248	23,701
Inventories	4,321	3,128
Prepaid expenses	7,508	4,352
Investment in OpenKey	1,617	1,689
Derivative assets	1,058	139
Other assets	17,839	23,588
Operating lease right-of-use assets	80,196	80,462
Intangible assets, net	4,167	4,261
Due from related parties, net	930	1,770
Due from third-party hotel managers	40,108	27,461
Total assets	$2,048,141	$1,879,522

LIABILITIES AND EQUITY
Liabilities:
Indebtedness, net	$1,238,148	$1,172,678
Accounts payable and accrued expenses	118,511	96,316
Dividends and distributions payable	3,229	2,173
Due to Ashford Inc., net	3,788	1,474
Due to third-party hotel managers	578	610
Operating lease liabilities	60,864	60,937
Derivative liabilities	1,870	1,435
Other liabilities	20,589	20,034
Total liabilities	1,447,577	1,355,657

5.50% Series B Cumulative Convertible Preferred Stock, $0.01 par value, 3,078,017 shares issued and outstanding at March 31, 2022 and December 31, 2021	65,426	65,426
Series E Redeemable Preferred Stock, $0.01 par value, 3,191,495 and 1,710,399 shares issued and outstanding at March 31, 2022 and December 31, 2021, respectively	73,404	39,339
Series M Redeemable Preferred Stock, $0.01 par value, 62,444 and 29,044 shares issued and outstanding at March 31, 2022 and December 31, 2021, respectively	1,538	715
Redeemable noncontrolling interests in operating partnership	42,291	36,087
Equity:
Preferred stock, $0.01 value, 80,000,000 shares authorized:
Series D Cumulative Preferred Stock, 1,600,000 shares issued and outstanding at March 31, 2022 and December 31, 2021	16	16
Common stock, $0.01 par value, 250,000,000 shares authorized, 71,269,799 and 65,365,470 shares issued and outstanding at March 31, 2022 and December 31, 2021, respectively	712	653
Additional paid-in capital	736,911	707,418
Accumulated deficit	(303,323)	(309,240)
Total stockholders' equity of the Company	434,316	398,847
Noncontrolling interest in consolidated entities	(16,411)	(16,549)
Total equity	417,905	382,298
Total liabilities and equity	$2,048,141	$1,879,522

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended
	March 31,
	2022	2021
REVENUE
Rooms	$105,192	$54,323
Food and beverage	36,707	16,629
Other	19,981	12,896
Total hotel revenue	161,880	83,848
EXPENSES
Hotel operating expenses:
Rooms	20,184	11,015
Food and beverage	28,028	13,952
Other expenses	46,207	28,543
Management fees	4,148	2,532
Total hotel operating expenses	98,567	56,042
Property taxes, insurance and other	8,603	7,264
Depreciation and amortization	18,441	18,353
Advisory services fee:
Base advisory fee	2,939	2,545
Reimbursable expenses	1,096	492
Incentive fee	977	371
Stock/unit-based compensation	2,310	1,387
Corporate, general and administrative:
Stock/unit-based compensation	45	10
Other general and administrative	2,450	1,590
Total operating expenses	135,428	88,054
Gain (loss) on insurance settlement and disposition of assets	—	499
OPERATING INCOME (LOSS)	26,452	(3,707)
Equity in earnings (loss) of unconsolidated entity	(72)	(64)
Interest income	25	9
Interest expense	(7,858)	(6,029)
Amortization of loan costs	(664)	(727)
Write-off of loan costs and exit fees	(76)	(351)
Unrealized gain (loss) on derivatives	408	(20)
INCOME (LOSS) BEFORE INCOME TAXES	18,215	(10,889)
Income tax (expense) benefit	(2,611)	(145)
NET INCOME (LOSS)	15,604	(11,034)
(Income) loss attributable to noncontrolling interest in consolidated entities	26	1,247
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	(967)	1,079
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	14,663	(8,708)
Preferred dividends	(3,303)	(2,388)
Gain (loss) on extinguishment of preferred stock	—	(73)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$11,360	$(11,169)

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$0.17	$(0.28)
Weighted average common shares outstanding – basic	65,878	39,605
Diluted:
Net income (loss) attributable to common stockholders	$0.15	$(0.28)
Weighted average common shares outstanding – diluted	89,895	39,605
Dividends declared per common share:	$0.01	$—

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, EBITDAre AND ADJUSTED EBITDAre
(in thousands)
(unaudited)

	Three Months Ended
	March 31,
	2022	2021
Net income (loss)	$15,604	$(11,034)
Interest expense and amortization of loan costs	8,522	6,756
Depreciation and amortization	18,441	18,353
Income tax expense (benefit)	2,611	145
Equity in (earnings) loss of unconsolidated entity	72	64
Company's portion of EBITDA of OpenKey	(71)	(63)
EBITDA	45,179	14,221
(Gain) loss on insurance settlement and disposition of assets	—	(499)
EBITDAre	45,179	13,722
Amortization of favorable (unfavorable) contract assets (liabilities)	108	138
Transaction and conversion costs	555	340
Write-off of loan costs and exit fees	76	351
Unrealized (gain) loss on derivatives	(408)	20
Stock/unit-based compensation	2,365	1,416
Legal, advisory and settlement costs	317	205
Advisory services incentive fee	977	371
Company's portion of adjustments to EBITDAre of OpenKey	6	5
Adjusted EBITDAre	$49,175	$16,568
BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS ("FFO") AND ADJUSTED FFO
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended
	March 31,
	2022	2021
Net income (loss)	$15,604	$(11,034)
(Income) loss attributable to noncontrolling interest in consolidated entities	26	1,247
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	(967)	1,079
Preferred dividends	(3,303)	(2,388)
Gain (loss) on extinguishment of preferred stock	—	(73)
Net income (loss) attributable to common stockholders	11,360	(11,169)
Depreciation and amortization on real estate	17,795	17,659
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	967	(1,079)
Equity in (earnings) loss of unconsolidated entity	72	64
(Gain) loss on insurance settlement and disposition of assets	—	(499)
Company's portion of FFO of OpenKey	(72)	(64)
FFO available to common stockholders and OP unitholders	30,122	4,912
Series B Cumulative Convertible Preferred Stock dividends	1,058	1,563
(Gain) loss on extinguishment of preferred stock	—	73
Transaction and conversion costs	555	340
Interest expense on convertible notes	1,103	—
Interest expense accretion on refundable membership club deposits	190	202
Write-off of loan costs and exit fees	76	351
Amortization of loan costs	642	706
Unrealized (gain) loss on derivatives	(408)	20
Stock/unit-based compensation	2,365	1,416
Legal, advisory and settlement costs	317	205
Advisory services incentive fee	977	371
Company's portion of adjustments to FFO of OpenKey	6	5
Adjusted FFO available to common stockholders, OP unitholders, Series B Cumulative Convertible preferred stockholders and convertible note holders on an "as converted" basis	$37,003	$10,164
Adjusted FFO per diluted share available to common stockholders, OP unitholders, Series B Cumulative Convertible preferred stockholders and convertible note holders on an "as converted" basis	$0.41	$0.20
Weighted average diluted shares	89,481	50,315

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SUMMARY OF INDEBTEDNESS
March 31, 2022
(dollars in thousands)
(unaudited)

Lender	Hotels	Current Maturity	Final Maturity (7)	Interest Rate	Fixed-Rate Debt	Floating-Rate Debt		Total Debt	Comparable TTM Hotel EBITDA(8)	Comparable TTM EBITDA Debt Yield
BAML	See footnote	June 2022	June 2025	LIBOR + 2.16%	$—	$435,000	(1)	$435,000	$3,038	0.7%
Apollo	The Ritz-Carlton St. Thomas	August 2022	August 2024	LIBOR + 3.95%	—	42,500	(2)	42,500	31,308	73.7%
BAML	The Ritz-Carlton Sarasota	April 2023	April 2023	LIBOR + 2.65%	—	99,250	(3)	99,250	30,786	31.0%
BAML	Hotel Yountville	May 2023	May 2023	LIBOR + 2.55%	—	51,000	(3)	51,000	6,963	13.7%
BAML	Bardessono Hotel and Spa	August 2023	August 2023	LIBOR + 2.55%	—	40,000	(3)	40,000	10,411	26.0%
BAML	The Ritz-Carlton Lake Tahoe	January 2024	January 2024	LIBOR + 2.10%	—	54,000	(3)	54,000	12,087	22.4%
Prudential	Capital Hilton and Hilton La Jolla Torrey Pines	February 2024	February 2024	LIBOR + 1.70%	—	195,000		195,000	7,756	4.0%
Credit Agricole	Park Hyatt Beaver Creek Resort & Spa	February 2024	February 2027	SOFR + 2.86%	—	70,500	(4)	70,500	14,176	20.1%
Knighthead Funding	The Ritz-Carlton Reserve Dorado Beach	March 2024	March 2026	LIBOR + 6.00%	—	54,000	(5)	54,000	17,870	33.1%
LoanCore	Mr. C Beverly Hills Hotel	August 2024	August 2024	LIBOR + 3.60%	—	30,000	(6)	30,000	3,066	10.2%
BAML	Pier House Resort & Spa	September 2024	September 2024	LIBOR + 1.85%	—	80,000	(3)	80,000	20,762	26.0%
Convertible Senior Notes	N/A	June 2026	June 2026	4.50%	86,250	—		86,250	N/A	N/A
Total					$86,250	$1,151,250		$1,237,500	$158,223	12.8%
Percentage					7.0%	93.0%		100.0%
Weighted average interest rate					4.50%	2.96%		3.07%
All indebtedness is non-recourse with the exception of the convertible senior notes.
(1)    This mortgage loan has five one-year extension options subject to satisfaction of certain conditions, of which the second was exercised in June 2021. This mortgage loan is secured by the Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.
(2)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions, of which the first was exercised in August 2021. This mortgage loan has a LIBOR floor of 1.00%.
(3)    This mortgage loan has a LIBOR floor of 0.25%.
(4)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions.
(5)    This mortgage loan has two one-year extension options subject to satisfaction of certain conditions. This mortgage loan has a LIBOR floor of 0.75%.
(6)    This mortgage loan has a LIBOR floor of 1.50%.
(7)    The final maturity date assumes all available extension options will be exercised.
(8)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED
March 31, 2022
(dollars in thousands)
(unaudited)

Lender	Hotels	2022	2023	2024	2025	2026	Thereafter	Total
BAML	Hotel Yountville	$—	$51,000	$—	$—	$—	$—	$51,000
BAML	Bardessono Hotel and Spa	—	40,000	—	—	—	—	40,000
BAML	The Ritz-Carlton Sarasota	—	98,000	—	—	—	—	98,000
BAML	The Ritz-Carlton Lake Tahoe	—	—	54,000	—	—	—	54,000
Prudential	Capital Hilton and Hilton La Jolla Torrey Pines	—	—	195,000	—	—	—	195,000
Apollo	The Ritz-Carlton St. Thomas	—	—	42,500	—	—	—	42,500
LoanCore	Mr. C Beverly Hills Hotel	—	—	30,000	—	—	—	30,000
BAML	Pier House Resort & Spa	—	—	80,000	—	—	—	80,000
BAML	See footnote 1	—	—	—	435,000	—	—	435,000
Knighthead Funding	The Ritz-Carlton Reserve Dorado Beach	—	—	—	—	54,000	—	54,000
Convertible Senior Notes	N/A	—	—	—	—	86,250	—	86,250
Credit Agricole	Park Hyatt Beaver Creek Resort & Spa	—	—	—	—	—	70,500	70,500
Principal due in future periods		$—	$189,000	$401,500	$435,000	$140,250	$70,500	$1,236,250
Scheduled amortization payments remaining		750	500	—	—	—	—	1,250
Total indebtedness		$750	$189,500	$401,500	$435,000	$140,250	$70,500	$1,237,500
(1)    This mortgage loan is secured by the Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
KEY PERFORMANCE INDICATORS
(unaudited)

ALL HOTELS:
	Three Months Ended March 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2022	2022	2022	2021	2021	2021	% Variance	% Variance
Rooms revenue (in thousands)	$107,051	$10,256	$117,307	$53,585	$16,423	$70,008	99.78%	67.56%
RevPAR	$304.07	$1,402.17	$326.42	$159.97	$617.45	$194.42	90.09%	67.90%
Occupancy	54.95%	50.36%	54.85%	36.91%	39.78%	37.20%	48.88%	47.46%
ADR	$553.41	$2,784.54	$595.09	$433.43	$1,552.27	$522.67	27.68%	13.86%

NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at March 31, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    The above information for prior periods has been revised to include the operations of condominium units not owned by The Ritz-Carlton Lake Tahoe in order to be comparable to the current period.

ALL HOTELS NOT UNDER RENOVATION:
	Three Months Ended March 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2022	2022	2022	2021	2021	2021	% Variance	% Variance
Rooms revenue (in thousands)	$104,463	$10,256	$114,719	$52,687	$16,423	$69,110	98.27%	65.99%
RevPAR	$326.89	$1,402.17	$350.95	$174.18	$654.04	$210.96	87.68%	66.36%
Occupancy	56.26%	50.36%	56.13%	39.06%	41.06%	39.21%	44.06%	43.16%
ADR	$581.00	$2,784.54	$625.23	$445.97	$1,592.76	$538.02	30.28%	16.21%

NOTES:
(1)    The above comparable information assumes the 14 hotel properties owned and included in the Company's operations at March 31, 2022, and not under renovation during the three months ended March 31, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    The above information for prior periods has been revised to include the operations of condominium units not owned by The Ritz-Carlton Lake Tahoe in order to be comparable to the current period.
(4)    Excluded hotels under renovation:
Marriott Seattle Waterfront

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
HOTEL EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS:	Three Months Ended
	March 31,
	2022	2021	% Variance
Total hotel revenue	$163,402	$83,848	94.88%
Non-comparable adjustments	15,168	21,563
Comparable total hotel revenue	$178,570	$105,411	69.40%

Hotel EBITDA	$55,681	$20,499	171.63%
Non-comparable adjustments	3,719	6,730
Comparable hotel EBITDA	$59,400	$27,229	118.15%
Hotel EBITDA margin	34.08%	24.45%	9.63%
Comparable hotel EBITDA margin	33.26%	25.83%	7.43%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$811	$(405)	300.25%
Hotel EBITDA attributable to the Company and OP unitholders	$54,870	$20,904	162.49%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$58,589	$27,634	112.02%
NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at March 31, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ALL HOTELS NOT UNDER RENOVATION:	Three Months Ended
	March 31,
	2022	2021	% Variance
Total hotel revenue	$160,094	$82,823	93.30%
Non-comparable adjustments	15,168	21,563
Comparable total hotel revenue	$175,262	$104,386	67.90%

Hotel EBITDA	$55,561	$21,136	162.87%
Non-comparable adjustments	3,719	6,730
Comparable hotel EBITDA	$59,280	$27,866	112.73%
Hotel EBITDA margin	34.71%	25.52%	9.19%
Comparable hotel EBITDA margin	33.82%	26.70%	7.12%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$811	$(405)	300.25%
Hotel EBITDA attributable to the Company and OP unitholders	$54,750	$21,541	154.17%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$58,469	$28,271	106.82%
NOTES:
(1)    The above comparable information assumes the 14 hotel properties owned and included in the Company's operations at March 31, 2022, and not under renovation during the three months ended March 31, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.
(4)    Excluded hotels under renovation:
Marriott Seattle Waterfront

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	Three Months Ended March 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2022	2022	2022	2021	2021	2021	% Variance	% Variance
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$3,881	$—	$3,881	$2,031	$—	$2,031	91.09%	91.09%
Total hotel revenue	$6,631	$—	$6,631	$2,409	$—	$2,409	175.26%	175.26%
Hotel EBITDA	$80	$—	$80	$(848)	$—	$(848)	109.43%	109.43%
Hotel EBITDA margin	1.21%		1.21%	(35.20)%		(35.20)%	36.41%	36.41%
Selected Operating Information:
RevPAR	$78.39	$—	$78.39	$41.04	$—	$41.04	91.04%	91.04%
Occupancy	38.37%	—%	38.37%	27.77%	—%	27.77%	38.17%	38.17%
ADR	$204.31	$—	$204.31	$147.77	$—	$147.77	38.26%	38.26%

HILTON LA JOLLA TORREY PINES
Selected Financial Information:
Rooms revenue	$5,258	$—	$5,258	$1,610	$—	$1,610	226.58%	226.58%
Total hotel revenue	$9,793	$—	$9,793	$2,279	$—	$2,279	329.71%	329.71%
Hotel EBITDA	$3,163	$—	$3,163	$(772)	$—	$(772)	509.72%	509.72%
Hotel EBITDA margin	32.30%		32.30%	(33.87)%		(33.87)%	66.17%	66.17%
Selected Operating Information:
RevPAR	$148.27	$—	$148.27	$45.39	$—	$45.39	226.64%	226.64%
Occupancy	66.24%	—%	66.24%	32.31%	—%	32.31%	105.01%	105.01%
ADR	$223.84	$—	$223.84	$140.49	$—	$140.49	59.33%	59.33%

SOFITEL CHICAGO MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$2,759	$—	$2,759	$1,420	$—	$1,420	94.30%	94.30%
Total hotel revenue	$3,885	$—	$3,885	$1,788	$—	$1,788	117.28%	117.28%
Hotel EBITDA	$(1,283)	$—	$(1,283)	$(1,192)	$—	$(1,192)	(7.63)%	(7.63)%
Hotel EBITDA margin	(33.02)%		(33.02)%	(66.67)%		(66.67)%	33.65%	33.65%
Selected Operating Information:
RevPAR	$73.88	$—	$73.88	$38.01	$—	$38.01	94.36%	94.36%
Occupancy	44.01%	—%	44.01%	23.60%	—%	23.60%	86.48%	86.48%
ADR	$167.86	$—	$167.86	$161.05	$—	$161.05	4.23%	4.23%

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$3,507	$—	$3,507	$1,760	$—	$1,760	99.26%	99.26%
Total hotel revenue	$4,915	$—	$4,915	$2,372	$—	$2,372	107.21%	107.21%
Hotel EBITDA	$1,409	$—	$1,409	$206	$—	$206	583.98%	583.98%
Hotel EBITDA margin	28.67%		28.67%	8.68%		8.68%	19.99%	19.99%
Selected Operating Information:
RevPAR	$599.51	$—	$599.51	$300.95	$—	$300.95	99.21%	99.21%
Occupancy	57.21%	—%	57.21%	43.08%	—%	43.08%	32.82%	32.82%
ADR	$1,047.84	$—	$1,047.84	$698.63	$—	$698.63	49.98%	49.98%

PIER HOUSE RESORT & SPA
Selected Financial Information:
Rooms revenue	$9,366	$—	$9,366	$5,583	$—	$5,583	67.76%	67.76%
Total hotel revenue	$11,225	$—	$11,225	$7,058	$—	$7,058	59.04%	59.04%
Hotel EBITDA	$6,969	$—	$6,969	$4,246	$—	$4,246	64.13%	64.13%
Hotel EBITDA margin	62.08%		62.08%	60.16%		60.16%	1.92%	1.92%
Selected Operating Information:
RevPAR	$732.85	$—	$732.85	$436.84	$—	$436.84	67.76%	67.76%
Occupancy	87.04%	—%	87.04%	84.02%	—%	84.02%	3.59%	3.59%
ADR	$841.95	$—	$841.95	$519.91	$—	$519.91	61.94%	61.94%

	Three Months Ended March 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2022	2022	2022	2021	2021	2021	% Variance	% Variance
HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$2,131	$—	$2,131	$1,019	$—	$1,019	109.13%	109.13%
Total hotel revenue	$2,687	$—	$2,687	$1,294	$—	$1,294	107.65%	107.65%
Hotel EBITDA	$429	$—	$429	$(101)	$—	$(101)	524.75%	524.75%
Hotel EBITDA margin	15.97%		15.97%	(7.81)%		(7.81)%	23.78%	23.78%
Selected Operating Information:
RevPAR	$296.03	$—	$296.03	$141.49	$—	$141.49	109.23%	109.23%
Occupancy	38.97%	—%	38.97%	32.64%	—%	32.64%	19.40%	19.40%
ADR	$759.60	$—	$759.60	$433.50	$—	$433.50	75.23%	75.23%

PARK HYATT BEAVER CREEK RESORT & SPA
Selected Financial Information:
Rooms revenue	$12,177	$—	$12,177	$6,380	$—	$6,380	90.86%	90.86%
Total hotel revenue	$21,441	$—	$21,441	$11,751	$—	$11,751	82.46%	82.46%
Hotel EBITDA	$9,025	$—	$9,025	$4,458	$—	$4,458	102.45%	102.45%
Hotel EBITDA margin	42.09%		42.09%	37.94%		37.94%	4.15%	4.15%
Selected Operating Information:
RevPAR	$712.13	$—	$712.13	$373.13	$—	$373.13	90.85%	90.85%
Occupancy	77.38%	—%	77.38%	64.33%	—%	64.33%	20.29%	20.29%
ADR	$920.30	$—	$920.30	$580.05	$—	$580.05	58.66%	58.66%

THE NOTARY HOTEL
Selected Financial Information:
Rooms revenue	$3,075	$—	$3,075	$1,241	$—	$1,241	147.78%	147.78%
Total hotel revenue	$3,792	$—	$3,792	$1,365	$—	$1,365	177.80%	177.80%
Hotel EBITDA	$1	$—	$1	$(778)	$—	$(778)	100.13%	100.13%
Hotel EBITDA margin	0.03%		0.03%	(57.00)%		(57.00)%	57.03%	57.03%
Selected Operating Information:
RevPAR	$68.47	$—	$68.47	$27.64	$—	$27.64	147.70%	147.70%
Occupancy	38.60%	—%	38.60%	19.67%	—%	19.67%	96.29%	96.29%
ADR	$177.37	$—	$177.37	$140.55	$—	$140.55	26.19%	26.19%

THE CLANCY
Selected Financial Information:
Rooms revenue	$4,736	$—	$4,736	$1,144	$—	$1,144	313.99%	313.99%
Total hotel revenue	$5,600	$—	$5,600	$1,357	$—	$1,357	312.68%	312.68%
Hotel EBITDA	$102	$—	$102	$(1,787)	$—	$(1,787)	105.71%	105.71%
Hotel EBITDA margin	1.82%		1.82%	(131.69)%		(131.69)%	133.51%	133.51%
Selected Operating Information:
RevPAR	$128.34	$—	$128.34	$31.02	$—	$31.02	313.80%	313.80%
Occupancy	52.79%	—%	52.79%	22.81%	—%	22.81%	131.41%	131.41%
ADR	$243.11	$—	$243.11	$135.96	$—	$135.96	78.82%	78.82%

THE RITZ-CARLTON SARASOTA
Selected Financial Information:
Rooms revenue	$15,717	$—	$15,717	$10,768	$—	$10,768	45.96%	45.96%
Total hotel revenue	$30,423	$—	$30,423	$20,110	$—	$20,110	51.28%	51.28%
Hotel EBITDA	$12,485	$—	$12,485	$7,362	$—	$7,362	69.59%	69.59%
Hotel EBITDA margin	41.04%		41.04%	36.61%		36.61%	4.43%	4.43%
Selected Operating Information:
RevPAR	$632.73	$—	$632.73	$449.78	$—	$449.78	40.67%	40.67%
Occupancy	78.32%	—%	78.32%	75.51%	—%	75.51%	3.72%	3.72%
ADR	$807.86	$—	$807.86	$595.66	$—	$595.66	35.62%	35.62%

	Three Months Ended March 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2022	2022	2022	2021	2021	2021	% Variance	% Variance
THE RITZ-CARLTON LAKE TAHOE
Selected Financial Information:
Rooms revenue	$13,186	$—	$13,186	$6,474	$1,475	$7,949	103.68%	65.88%
Total hotel revenue	$20,096	$—	$20,096	$11,936	$664	$12,600	68.36%	59.49%
Hotel EBITDA	$7,089	$—	$7,089	$2,837	$—	$2,837	149.88%	149.88%
Hotel EBITDA margin	35.28%		35.28%	23.77%		22.52%	11.51%	12.76%
Selected Operating Information:
RevPAR	$804.98	$—	$804.98	$423.10	$—	$490.62	90.26%	64.07%
Occupancy	65.02%	—%	65.02%	61.78%	—%	62.56%	5.23%	3.94%
ADR	$1,238.09	$—	$1,238.09	$684.81	$—	$784.30	80.79%	57.86%

MARRIOTT SEATTLE WATERFRONT
Selected Financial Information:
Rooms revenue	$2,588	$—	$2,588	$898	$—	$898	188.20%	188.20%
Total hotel revenue	$3,308	$—	$3,308	$1,025	$—	$1,025	222.73%	222.73%
Hotel EBITDA	$120	$—	$120	$(637)	$—	$(637)	118.84%	118.84%
Hotel EBITDA margin	3.63%		3.63%	(62.15)%		(62.15)%	65.78%	65.78%
Selected Operating Information:
RevPAR	$79.66	$—	$79.66	$27.65	$—	$27.65	188.13%	188.13%
Occupancy	41.99%	—%	41.99%	16.90%	—%	16.90%	148.42%	148.42%
ADR	$189.74	$—	$189.74	$163.59	$—	$163.59	15.98%	15.98%

THE RITZ-CARLTON ST. THOMAS
Selected Financial Information:
Rooms revenue	$19,182	$—	$19,182	$13,257	$—	$13,257	44.69%	44.69%
Total hotel revenue	$26,896	$—	$26,896	$19,104	$—	$19,104	40.79%	40.79%
Hotel EBITDA	$11,263	$—	$11,263	$7,505	$—	$7,505	50.07%	50.07%
Hotel EBITDA margin	41.88%		41.88%	39.28%		39.28%	2.60%	2.60%
Selected Operating Information:
RevPAR	$1,184.09	$—	$1,184.09	$818.31	$—	$818.31	44.70%	44.70%
Occupancy	81.96%	—%	81.96%	78.61%	—%	78.61%	4.26%	4.26%
ADR	$1,444.77	$—	$1,444.77	$1,040.97	$—	$1,040.97	38.79%	38.79%

MR. C BEVERLY HILLS HOTEL
Selected Financial Information:
Rooms revenue	$3,285	$—	$3,285	$—	$933	$933	—%	252.09%
Total hotel revenue	$4,620	$—	$4,620	$—	$1,444	$1,444	—%	219.94%
Hotel EBITDA	$877	$—	$877	$—	$91	$91	—%	863.74%
Hotel EBITDA margin	18.98%		18.98%	—%		6.30%	18.98%	12.68%
Selected Operating Information:
RevPAR	$255.22	$—	$255.22	$—	$72.53	$72.53	—%	251.88%
Occupancy	66.18%	—%	66.18%	—%	22.41%	22.41%	—%	195.35%
ADR	$385.61	$—	$385.61	$—	$323.67	$323.67	—%	19.14%

THE RITZ-CARLTON RESERVE DORADO BEACH
Selected Financial Information:
Rooms revenue	$6,203	$10,256	$16,459	$—	$14,015	$14,015	—%	17.44%
Total hotel revenue	$8,090	$15,168	$23,258	$—	$19,455	$19,455	—%	19.55%
Hotel EBITDA	$3,952	$3,719	$7,671	$—	$6,639	$6,639	—	15.54%
Hotel EBITDA margin	48.85%		32.98%	—%		34.12%	48.85%	(1.14)%
Selected Operating Information:
RevPAR	$2,786.91	$1,402.17	$1,725.27	$—	$1,235.88	$1,235.88	—%	39.60%
Occupancy	74.39%	50.36%	55.96%	—%	59.49%	59.49%	—%	(5.92)%
ADR	$3,746.18	$2,784.54	$3,082.81	$—	$2,077.52	$2,077.52	—%	48.39%

	Three Months Ended March 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2022	2022	2022	2021	2021	2021	% Variance	% Variance
BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$107,051	$10,256	$117,307	$53,585	$16,423	$70,008	99.78%	67.56%
Total hotel revenue	$163,402	$15,168	$178,570	$83,848	$21,563	$105,411	94.88%	69.40%
Hotel EBITDA	$55,681	$3,719	$59,400	$20,499	$6,730	$27,229	171.63%	118.15%
Hotel EBITDA margin	34.08%		33.26%	24.45%		25.83%	9.63%	7.43%
Selected Operating Information:
RevPAR	$304.07	$1,402.17	$326.42	$159.97	$617.45	$194.42	90.09%	67.90%
Occupancy	54.95%	50.36%	54.85%	36.91%	39.78%	37.20%	48.88%	47.46%
ADR	$553.41	$2,784.54	$595.09	$433.43	$1,552.27	$522.67	27.68%	13.86%
NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at March 31, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    Rooms revenue, RevPAR, Occupancy and ADR have been revised in prior periods to include the operations of ten condominium units not owned by the Lake Tahoe Ritz-Carlton to be comparable to the current period.
(3)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(4)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	TTM Ended March 31,
	Actual	Non-comparable Adjustments	Comparable
	2022	2022	2022
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$11,623	$—	$11,623
Total hotel revenue	$18,151	$—	$18,151
Hotel EBITDA	$(2,414)	$—	$(2,414)
Hotel EBITDA margin	(13.30)%		(13.30)%
Selected Operating Information:
RevPAR	$57.90	$—	$57.90
Occupancy	33.09%	—%	33.09%
ADR	$174.99	$—	$174.99

HILTON LA JOLLA TORREY PINES
Selected Financial Information:
Rooms revenue	$20,575	$—	$20,575
Total hotel revenue	$33,330	$—	$33,330
Hotel EBITDA	$10,170	$—	$10,170
Hotel EBITDA margin	30.51%		30.51%
Selected Operating Information:
RevPAR	$143.07	$—	$143.07
Occupancy	66.17%	—%	66.17%
ADR	$216.22	$—	$216.22

SOFITEL CHICAGO MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$15,760	$—	$15,760
Total hotel revenue	$21,090	$—	$21,090
Hotel EBITDA	$(3,651)	$—	$(3,651)
Hotel EBITDA margin	(17.31)%		(17.31)%
Selected Operating Information:
RevPAR	$104.06	$—	$104.06
Occupancy	51.96%	—%	51.96%
ADR	$200.25	$—	$200.25

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$20,137	$—	$20,137
Total hotel revenue	$25,872	$—	$25,872
Hotel EBITDA	$10,411	$—	$10,411
Hotel EBITDA margin	40.24%		40.24%
Selected Operating Information:
RevPAR	$848.80	$—	$848.80
Occupancy	71.40%	—%	71.40%
ADR	$1,188.77	$—	$1,188.77

PIER HOUSE RESORT & SPA
Selected Financial Information:
Rooms revenue	$28,865	$—	$28,865
Total hotel revenue	$35,575	$—	$35,575
Hotel EBITDA	$20,762	$—	$20,762
Hotel EBITDA margin	58.36%		58.36%
Selected Operating Information:
RevPAR	$556.92	$—	$556.92
Occupancy	82.57%	—%	82.57%
ADR	$674.46	$—	$674.46

	TTM Ended March 31,
	Actual	Non-comparable Adjustments	Comparable
	2022	2022	2022
HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$13,999	$—	$13,999
Total hotel revenue	$16,568	$—	$16,568
Hotel EBITDA	$6,963	$—	$6,963
Hotel EBITDA margin	42.03%		42.03%
Selected Operating Information:
RevPAR	$479.40	$—	$479.40
Occupancy	59.46%	—%	59.46%
ADR	$806.22	$—	$806.22

PARK HYATT BEAVER CREEK RESORT & SPA
Selected Financial Information:
Rooms revenue	$23,100	$—	$23,100
Total hotel revenue	$45,874	$—	$45,874
Hotel EBITDA	$14,176	$—	$14,176
Hotel EBITDA margin	30.90%		30.90%
Selected Operating Information:
RevPAR	$333.09	$—	$333.09
Occupancy	58.15%	—%	58.15%
ADR	$572.77	$—	$572.77

THE NOTARY HOTEL
Selected Financial Information:
Rooms revenue	$13,723	$—	$13,723
Total hotel revenue	$16,585	$—	$16,585
Hotel EBITDA	$2,703	$—	$2,703
Hotel EBITDA margin	16.30%		16.30%
Selected Operating Information:
RevPAR	$75.34	$—	$75.34
Occupancy	41.61%	—%	41.61%
ADR	$181.06	$—	$181.06

THE CLANCY
Selected Financial Information:
Rooms revenue	$18,219	$—	$18,219
Total hotel revenue	$21,623	$—	$21,623
Hotel EBITDA	$(328)	$—	$(328)
Hotel EBITDA margin	(1.52)%		(1.52)%
Selected Operating Information:
RevPAR	$121.74	$—	$121.74
Occupancy	63.36%	—%	63.36%
ADR	$192.14	$—	$192.14

THE RITZ-CARLTON SARASOTA
Selected Financial Information:
Rooms revenue	$45,841	$—	$45,841
Total hotel revenue	$93,121	$—	$93,121
Hotel EBITDA	$30,786	$—	$30,786
Hotel EBITDA margin	33.06%		33.06%
Selected Operating Information:
RevPAR	$466.68	$—	$466.68
Occupancy	77.69%	—%	77.69%
ADR	$600.67	$—	$600.67

	TTM Ended March 31,
	Actual	Non-comparable Adjustments	Comparable
	2022	2022	2022
THE RITZ-CARLTON LAKE TAHOE
Selected Financial Information:
Rooms revenue	$29,877	$1,705	$31,582
Total hotel revenue	$51,845	$767	$52,612
Hotel EBITDA	$12,087	$—	$12,087
Hotel EBITDA margin	23.31%		22.97%
Selected Operating Information:
RevPAR	$907.01	$—	$958.78
Occupancy	61.44%	—%	61.44%
ADR	$1,476.21	$—	$1,560.47
MARRIOTT SEATTLE WATERFRONT
Selected Financial Information:
Rooms revenue	$16,795	$—	$16,795
Total hotel revenue	$20,598	$—	$20,598
Hotel EBITDA	$4,314	$—	$4,314
Hotel EBITDA margin	20.94%		20.94%
Selected Operating Information:
RevPAR	$127.46	$—	$127.46
Occupancy	58.41%	—%	58.41%
ADR	$218.22	$—	$218.22

THE RITZ-CARLTON ST. THOMAS
Selected Financial Information:
Rooms revenue	$60,744	$—	$60,744
Total hotel revenue	$88,113	$—	$88,113
Hotel EBITDA	$31,308	$—	$31,308
Hotel EBITDA margin	35.53%		35.53%
Selected Operating Information:
RevPAR	$924.58	$—	$924.58
Occupancy	80.34%	—%	80.34%
ADR	$1,150.77	$—	$1,150.77

MR. C BEVERLY HILLS HOTEL
Selected Financial Information:
Rooms revenue	$7,816	$3,115	$10,931
Total hotel revenue	$11,212	$4,828	$16,040
Hotel EBITDA	$1,929	$1,137	$3,066
Hotel EBITDA margin	17.20%		19.11%
Selected Operating Information:
RevPAR	$228.66	$—	$209.41
Occupancy	64.75%	—%	60.93%
ADR	$353.17	$—	$343.70

THE RITZ-CARLTON RESERVE DORADO BEACH
Selected Financial Information:
Rooms revenue	$6,203	$46,024	$52,227
Total hotel revenue	$8,090	$69,850	$77,940
Hotel EBITDA	$3,952	$13,918	$17,870
Hotel EBITDA margin	48.85%		22.93%
Selected Operating Information:
RevPAR	$2,786.91	$1,259.42	$1,347.12
Occupancy	74.39%	58.77%	59.67%
ADR	$3,746.18	$2,142.95	$2,257.72

	TTM Ended March 31,
	Actual	Non-comparable Adjustments	Comparable
	2022	2022	2022
BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$333,277	$50,844	$384,121
Total hotel revenue	$507,647	$75,445	$583,092
Hotel EBITDA	$143,168	$15,055	$158,223
Hotel EBITDA margin	28.20%		27.14%
Selected Operating Information:
RevPAR	$238.33	$906.45	$264.10
Occupancy	56.80%	57.19%	56.81%
ADR	$419.63	$1,585.03	$464.88
NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at March 31, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    Rooms revenue, RevPAR, Occupancy and ADR have been revised in prior periods to include the operations of ten condominium units not owned by the Lake Tahoe Ritz-Carlton to be comparable to the current period.
(3)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(4)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
HOTEL REVENUE & EBITDA FOR TRAILING TWELVE MONTHS
(dollars in thousands)
(unaudited)

	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable
	2022	2022	2022	2021	2021	2021	2021	2021	2021	2021	2021	2021
	1st Quarter	1st Quarter	1st Quarter	4th Quarter	4th Quarter	4th Quarter	3rd Quarter	3rd Quarter	3rd Quarter	2nd Quarter	2nd Quarter	2nd Quarter
Total Hotel Revenue	$163,402	$15,168	$178,570	$130,925	$20,321	$151,246	$116,210	$16,942	$133,152	$97,110	$23,014	$120,124
Hotel EBITDA	$55,681	$3,719	$59,400	$35,498	$5,195	$40,693	$27,261	$299	$27,560	$24,728	$5,842	$30,570
Hotel EBITDA Margin	34.08%		33.26%	27.11%		26.91%	23.46%		20.70%	25.46%		25.45%

EBITDA % of Total TTM	38.9%		37.5%	24.8%		25.7%	19.0%		17.4%	17.3%		19.4%

JV Interests in EBITDA	$811	$—	$811	$713	$—	$713	$388	$—	$388	$27	$—	$27

	Actual	Non-comparable Adjustments	Comparable
	2022	2022	2022
	TTM	TTM	TTM
Total Hotel Revenue	$507,647	$75,445	$583,092
Hotel EBITDA	$143,168	$15,055	$158,223
Hotel EBITDA Margin	28.20%		27.14%

EBITDA % of Total TTM	100.0%		100.0%

JV Interests in EBITDA	$1,939	$—	$1,939
NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at March 31, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
TOTAL ENTERPRISE VALUE
March 31, 2022
(in thousands, except share price)
(unaudited)

March 31, 2022
Common stock shares outstanding	71,270
Partnership units outstanding (common stock equivalents)	7,158
Combined common stock shares and partnership units outstanding	78,427
Common stock price	$6.18
Market capitalization	$484,681
Series B cumulative convertible preferred stock	$76,950
Series D cumulative preferred stock	$40,000
Series E redeemable preferred stock	$79,787
Series M redeemable preferred stock	$1,561
Indebtedness	$1,237,500
Joint venture partner's share of consolidated indebtedness	$(48,750)
Net working capital (see below)	$(175,462)
Total enterprise value (TEV)	$1,696,267

Cash and cash equivalents	$183,402
Restricted cash	$40,440
Accounts receivable, net	$28,084
Prepaid expenses	$7,099
Due from third-party hotel managers, net	$39,674
Total current assets	$298,699

Accounts payable, net & accrued expenses	$117,250
Dividends and distributions payable	$3,229
Due to affiliates, net	$2,758
Total current liabilities	$123,237

Net working capital*	$175,462
* Includes the Company's pro rata share of net working capital in joint ventures.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
ANTICIPATED CAPITAL EXPENDITURES CALENDAR (a)

		2022
		1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
	Rooms	Actual	Estimated	Estimated	Estimated
Capital Hilton Washington D.C.	550				x
Marriott Seattle Waterfront	361	x	x
Total		1	1	—	1
(a)    Only hotels which have had or are expected to have significant capital expenditures that could result in displacement in 2022 are included in this table.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	2022	2021	2021	2021	March 31, 2022
	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter	TTM
Net income (loss)	$32,204	$11,933	$3,548	$2,585	$50,270
Non-property adjustments	76	(9)	945	(386)	626
Interest income	(11)	(11)	(10)	(10)	(42)
Interest expense	3,646	3,685	3,517	3,216	14,064
Amortization of loan costs	553	350	320	307	1,530
Depreciation and amortization	18,441	18,881	18,284	18,244	73,850
Income tax expense (benefit)	223	27	6	17	273
Non-hotel EBITDA ownership expense	549	642	651	755	2,597
Hotel EBITDA including amounts attributable to noncontrolling interest	55,681	35,498	27,261	24,728	143,168
Non-comparable adjustments	3,719	5,195	299	5,842	15,055
Comparable hotel EBITDA	$59,400	$40,693	$27,560	$30,570	$158,223

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2022
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Mr. C Beverly Hills Hotel	The Ritz-Carlton Reserve Dorado Beach	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(1,842)	$2,077	$(2,915)	$385	$5,826	$(629)	$7,367	$(2,000)	$(2,867)	$10,252	$5,754	$(1,106)	$8,580	$(170)	$3,492	$32,204	$(16,600)	$15,604
Non-property adjustments	—	—	—	—	—	—	76	—	—	—	—	—	—	—	—	76	(76)	—
Interest income	—	—	—	—	—	—	—	—	(2)	(5)	—	(2)	(2)	—	—	(11)	11	—
Interest expense	—	—	—	256	395	320	526	—	—	862	297	34	526	391	39	3,646	4,212	7,858
Amortization of loan cost	—	—	—	50	76	60	128	—	—	91	37	—	—	41	70	553	111	664
Depreciation and amortization	1,840	1,022	1,627	603	668	676	927	1,983	2,969	1,251	792	1,191	1,932	609	351	18,441	—	18,441
Income tax expense (benefit)	—	—	—	—	—	—	—	3	—	—	—	—	220	—	—	223	2,388	2,611
Non-hotel EBITDA ownership expense	82	64	5	115	4	2	1	15	2	34	209	3	7	6	—	549	(549)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	80	3,163	(1,283)	1,409	6,969	429	9,025	1	102	12,485	7,089	120	11,263	877	3,952	55,681	(10,503)	45,178
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(20)	(791)	—	—	—	—	—	—	—	—	—	—	—	—	—	(811)	811	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	72	72
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(71)	(71)
Hotel EBITDA attributable to the Company and OP unitholders	$60	$2,372	$(1,283)	$1,409	$6,969	$429	$9,025	$1	$102	$12,485	$7,089	$120	$11,263	$877	$3,952	$54,870	$(9,691)	$45,179
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	3,719	3,719
Comparable hotel EBITDA	$80	$3,163	$(1,283)	$1,409	$6,969	$429	$9,025	$1	$102	$12,485	$7,089	$120	$11,263	$877	$7,671	$59,400
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$80	$3,163	$(1,283)	$1,409	$6,969	$429	$9,025	$1	$102	$12,485	$7,089	$—	$11,263	$877	$3,952	$55,561
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	3,719	3,719
Comparable hotel EBITDA	$80	$3,163	$(1,283)	$1,409	$6,969	$429	$9,025	$1	$102	$12,485	$7,089	$—	$11,263	$877	$7,671	$59,280
COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

BAML (Pier House Resort & Spa)	$—	$—	$—	$—	$6,969	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$6,969
BAML (Bardessono Hotel and Spa)	—	—	—	1,409	—	—	—	—	—	—	—	—	—	—	—	1,409
BAML (Hotel Yountville)	—	—	—	—	—	429	—	—	—	—	—	—	—	—	—	429
Apollo (The Ritz-Carlton St. Thomas)	—	—	—	—	—	—	—	—	—	—	—	—	11,263	—	—	11,263
Prudential (Capital Hilton and Hilton La Jolla Torrey Pines)	80	3,163	—	—	—	—	—	—	—	—	—	—	—	—	—	3,243
BAML Pool (see footnote 3)	—	—	(1,283)	—	—	—	—	1	102	—	—	120	—	—	—	(1,060)
Credit Agricole (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	9,025	—	—	—	—	—	—	—	—	9,025
BAML (The Ritz-Carlton Sarasota)	—	—	—	—	—	—	—	—	—	12,485	—	—	—	—	—	12,485
BAML (The Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	7,089	—	—	—	—	7,089
LoanCore (Mr. C Beverly Hills Hotel)	—	—	—	—	—	—	—	—	—	—	—	—	—	877	—	877
Knighthead Funding (The Ritz-Carlton Reserve Dorado Beach)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	7,671	7,671
Total	$80	$3,163	$(1,283)	$1,409	$6,969	$429	$9,025	$1	$102	$12,485	$7,089	$120	$11,263	$877	$7,671	$59,400

NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at March 31, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)     This mortgage loan is secured by the Chicago Sofitel Magnificent Mile, The Clancy, Seattle Marriott Waterfront and The Notary Hotel.
(4)    Excluded hotels under renovation:
Marriott Seattle Waterfront

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2021
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Seattle Marriott Waterfront	The Ritz-Carlton St. Thomas	Mr. C Beverly Hills Hotel	The Ritz-Carlton Reserve Dorado Beach	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(1,447)	$1,388	$(1,776)	$1,731	$3,787	$1,059	$577	$(683)	$(3,338)	$4,512	$2,544	$261	$3,745	$(427)	$—	$11,933	$(14,227)	$(2,294)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	(9)	—	(9)	9	—
Interest income	—	—	—	—	—	—	—	—	(1)	(6)	—	(3)	(1)	—	—	(11)	11	—
Interest expense	—	—	—	262	405	328	534	—	—	880	304	34	538	400	—	3,685	4,411	8,096
Amortization of loan cost	—	—	—	49	75	60	—	—	—	89	37	—	—	40	—	350	109	459
Depreciation and amortization	1,821	1,035	1,628	605	696	665	901	1,981	3,498	1,422	754	1,044	2,232	599	—	18,881	—	18,881
Income tax expense (benefit)	—	—	—	—	—	—	—	(12)	—	—	—	—	39	—	—	27	531	558
Non-hotel EBITDA ownership expense	35	22	22	124	2	9	11	7	(2)	47	255	5	85	20	—	642	(642)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	409	2,445	(126)	2,771	4,965	2,121	2,023	1,293	157	6,944	3,894	1,341	6,638	623	—	35,498	(9,798)	25,700
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(102)	(611)	—	—	—	—	—	—	—	—	—	—	—	—	—	(713)	713	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	54	54
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(54)	(54)
Hotel EBITDA attributable to the Company and OP unitholders	$307	$1,834	$(126)	$2,771	$4,965	$2,121	$2,023	$1,293	$157	$6,944	$3,894	$1,341	$6,638	$623	$—	$34,785	$(9,085)	$25,700
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	5,195	5,195
Comparable hotel EBITDA	$409	$2,445	$(126)	$2,771	$4,965	$2,121	$2,023	$1,293	$157	$6,944	$3,894	$1,341	$6,638	$623	$5,195	$40,693

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

BAML (Pier House Resort & Spa)	$—	$—	$—	$—	$4,965	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$4,965
BAML (Bardessono Hotel and Spa)	—	—	—	2,771	—	—	—	—	—	—	—	—	—	—	—	2,771
BAML (Hotel Yountville)	—	—	—	—	—	2,121	—	—	—	—	—	—	—	—	—	2,121
Apollo (The Ritz-Carlton St. Thomas)	—	—	—	—	—	—	—	—	—	—	—	—	6,638	—	—	6,638
Prudential (Capital Hilton and Hilton La Jolla Torrey Pines)	409	2,445	—	—	—	—	—	—	—	—	—	—	—	—	—	2,854
BAML Pool (see footnote 3)	—	—	(126)	—	—	—	—	1,293	157	—	—	1,341	—	—	—	2,665
Credit Agricole (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	2,023	—	—	—	—	—	—	—	—	2,023
BAML (The Ritz-Carlton Sarasota)	—	—	—	—	—	—	—	—	—	6,944	—	—	—	—	—	6,944
BAML (The Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	3,894	—	—	—	—	3,894
LoanCore (Mr. C Beverly Hills Hotel)	—	—	—	—	—	—	—	—	—	—	—	—	—	623	—	623
Knighthead Funding (The Ritz-Carlton Reserve Dorado Beach)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	5,195	5,195
Total	$409	$2,445	$(126)	$2,771	$4,965	$2,121	$2,023	$1,293	$157	$6,944	$3,894	$1,341	$6,638	$623	$5,195	$40,693
NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at March 31, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    This mortgage loan is secured by the Chicago Sofitel Magnificent Mile, The Clancy, Seattle Marriott Waterfront and The Notary Hotel.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2021
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Mr. C Beverly Hills Hotel	The Ritz-Carlton Reserve Dorado Beach	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(3,090)	$1,642	$(3,735)	$2,520	$2,740	$1,604	$2,099	$(875)	$(2,710)	$1,000	$196	$675	$2,685	$(1,203)	$—	$3,548	$(11,767)	$(8,219)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	945	—	945	(945)	—
Interest income	—	—	—	—	—	—	—	—	(1)	(5)	—	(3)	(1)	—	—	(10)	10	—
Interest expense	—	—	—	262	405	329	533	—	—	882	304	20	538	244	—	3,517	4,420	7,937
Amortization of loan cost	—	—	—	38	74	40	—	—	—	89	36	—	17	26	—	320	107	427
Depreciation and amortization	1,827	1,081	1,645	611	685	661	866	2,030	3,129	1,675	727	962	2,012	373	—	18,284	—	18,284
Income tax expense (benefit)	—	—	—	—	—	—	—	3	—	—	—	—	3	—	—	6	554	560
Non-hotel EBITDA ownership expense	66	24	4	142	11	20	31	97	19	(7)	147	36	17	44	—	651	(651)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	(1,197)	2,747	(2,086)	3,573	3,915	2,654	3,529	1,255	437	3,634	1,410	1,690	5,271	429	—	27,261	(8,272)	18,989
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	300	(688)	—	—	—	—	—	—	—	—	—	—	—	—	—	(388)	388	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	68	68
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(68)	(68)
Hotel EBITDA attributable to the Company and OP unitholders	$(897)	$2,059	$(2,086)	$3,573	$3,915	$2,654	$3,529	$1,255	$437	$3,634	$1,410	$1,690	$5,271	$429	$—	$26,873	$(7,884)	$18,989
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	518	(219)	299
Comparable hotel EBITDA	$(1,197)	$2,747	$(2,086)	$3,573	$3,915	$2,654	$3,529	$1,255	$437	$3,634	$1,410	$1,690	$5,271	$947	$(219)	$27,560

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

BAML (Pier House Resort & Spa)	$—	$—	$—	$—	$3,915	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,915
BAML (Bardessono Hotel and Spa)	—	—	—	3,573	—	—	—	—	—	—	—	—	—	—	—	3,573
BAML (Hotel Yountville)	—	—	—	—	—	2,654	—	—	—	—	—	—	—	—	—	2,654
Apollo (The Ritz-Carlton St. Thomas)	—	—	—	—	—	—	—	—	—	—	—	—	5,271	—	—	5,271
Prudential (Capital Hilton and Hilton La Jolla Torrey Pines)	(1,197)	2,747	—	—	—	—	—	—	—	—	—	—	—	—	—	1,550
BAML Pool (see footnote 3)	—	—	(2,086)	—	—	—	—	1,255	437	—	—	1,690	—	—	—	1,296
Credit Agricole (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	3,529	—	—	—	—	—	—	—	—	3,529
BAML (The Ritz-Carlton Sarasota)	—	—	—	—	—	—	—	—	—	3,634	—	—	—	—	—	3,634
BAML (The Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	1,410	—	—	—	—	1,410
LoanCore (Mr. C Beverly Hills Hotel)	—	—	—	—	—	—	—	—	—	—	—	—	—	947	—	947
Knighthead Funding (The Ritz-Carlton Reserve Dorado Beach)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(219)	(219)
Total	$(1,197)	$2,747	$(2,086)	$3,573	$3,915	$2,654	$3,529	$1,255	$437	$3,634	$1,410	$1,690	$5,271	$947	$(219)	$27,560
NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at March 31, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    This mortgage loan is secured by the Chicago Sofitel Magnificent Mile, The Clancy, Seattle Marriott Waterfront and The Notary Hotel.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2021
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Mr. C Beverly Hills Hotel	The Ritz-Carlton Reserve Dorado Beach	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(3,754)	$717	$(1,804)	$1,703	$3,834	$743	$(1,811)	$(2,019)	$(4,161)	$4,906	$(1,527)	$187	$5,571	$—	$—	$2,585	$(13,949)	$(11,364)
Non-property adjustments	—	—	—	(100)	(97)	—	—	—	—	—	—	—	(189)	—	—	(386)	386	—
Interest income	—	—	—	—	—	—	—	—	(1)	(6)	—	(3)	—	—	—	(10)	10	—
Interest expense	—	—	—	259	400	325	523	—	—	876	301	—	532	—	—	3,216	3,417	6,633
Amortization of loan cost	—	—	—	38	73	40	7	—	—	88	36	—	25	—	—	307	286	593
Depreciation and amortization	1,875	1,086	1,654	674	759	630	880	2,168	3,127	1,736	742	971	1,942	—	—	18,244	—	18,244
Income tax expense (benefit)	—	—	—	—	—	—	—	1	—	—	—	—	16	—	—	17	44	61
Non-hotel EBITDA ownership expense	173	12	(6)	84	(56)	21	—	4	11	123	142	8	239	—	—	755	(755)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	(1,706)	1,815	(156)	2,658	4,913	1,759	(401)	154	(1,024)	7,723	(306)	1,163	8,136	—	—	24,728	(10,561)	14,167
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	428	(455)	—	—	—	—	—	—	—	—	—	—	—	—	—	(27)	27	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	66	66
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(65)	(65)
Hotel EBITDA attributable to the Company and OP unitholders	$(1,278)	$1,360	$(156)	$2,658	$4,913	$1,759	$(401)	$154	$(1,024)	$7,723	$(306)	$1,163	$8,136	$—	$—	$24,701	$(10,533)	$14,168
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	619	5,223	5,842
Comparable hotel EBITDA	$(1,706)	$1,815	$(156)	$2,658	$4,913	$1,759	$(401)	$154	$(1,024)	$7,723	$(306)	$1,163	$8,136	$619	$5,223	$30,570

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

BAML (Pier House Resort & Spa)	$—	$—	$—	$—	$4,913	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$4,913
BAML (Bardessono Hotel and Spa)	—	—	—	2,658	—	—	—	—	—	—	—	—	—	—	—	2,658
BAML (Hotel Yountville)	—	—	—	—	—	1,759	—	—	—	—	—	—	—	—	—	1,759
Apollo (The Ritz-Carlton St. Thomas)	—	—	—	—	—	—	—	—	—	—	—	—	8,136	—	—	8,136
Prudential (Capital Hilton and Hilton La Jolla Torrey Pines)	(1,706)	1,815	—	—	—	—	—	—	—	—	—	—	—	—	—	109
BAML Pool (see footnote 3)	—	—	(156)	—	—	—	—	154	(1,024)	—	—	1,163	—	—	—	137
Credit Agricole (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	(401)	—	—	—	—	—	—	—	—	(401)
BAML (The Ritz-Carlton Sarasota)	—	—	—	—	—	—	—	—	—	7,723	—	—	—	—	—	7,723
BAML (The Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	(306)	—	—	—	—	(306)
LoanCore (Mr. C Beverly Hills Hotel)	—	—	—	—	—	—	—	—	—	—	—	—	—	619	—	619
Knighthead Funding (The Ritz-Carlton Reserve Dorado Beach)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	5,223	5,223
Total	$(1,706)	$1,815	$(156)	$2,658	$4,913	$1,759	$(401)	$154	$(1,024)	$7,723	$(306)	$1,163	$8,136	$619	$5,223	$30,570
NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at March 31, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    This mortgage loan is secured by the Chicago Sofitel Magnificent Mile, The Clancy, Seattle Marriott Waterfront and The Notary Hotel.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2021
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Mr. C Beverly Hills Hotel	The Ritz-Carlton Reserve Dorado Beach	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(2,791)	$(1,832)	$(2,866)	$(901)	$3,050	$(1,096)	$3,140	$(2,684)	$(5,258)	$4,924	$1,580	$(1,416)	$5,452	$—	$—	$(698)	$(10,336)	$(11,034)
Non-property adjustments	—	—	—	(17)	1	—	—	—	—	1	1	—	(482)	—	—	(496)	496	—
Interest income	—	—	—	—	—	—	—	—	—	(5)	—	(3)	—	—	—	(8)	8	—
Interest expense	—	—	—	256	396	321	485	—	—	880	296	—	526	—	—	3,160	2,869	6,029
Amortization of loan cost	—	—	—	37	72	40	7	—	—	86	35	—	26	—	—	303	424	727
Depreciation and amortization	1,925	1,091	1,655	691	743	616	879	2,154	3,504	1,514	708	988	1,885	—	—	18,353	—	18,353
Income tax expense (benefit)	—	(43)	—	—	—	—	—	1	—	—	—	—	43	—	—	1	144	145
Non-hotel EBITDA ownership expense	18	12	19	140	(16)	18	(53)	(249)	(33)	(38)	217	(206)	55	—	—	(116)	116	—
Hotel EBITDA including amounts attributable to noncontrolling interest	(848)	(772)	(1,192)	206	4,246	(101)	4,458	(778)	(1,787)	7,362	2,837	(637)	7,505	—	—	20,499	(6,279)	14,220
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	213	192	—	—	—	—	—	—	—	—	—	—	—	—	—	405	(405)	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	64	64
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(63)	(63)
Hotel EBITDA attributable to the Company and OP unitholders	$(635)	$(580)	$(1,192)	$206	$4,246	$(101)	$4,458	$(778)	$(1,787)	$7,362	$2,837	$(637)	$7,505	$—	$—	$20,904	$(6,683)	$14,221
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	91	6,639	6,730
Comparable hotel EBITDA	$(848)	$(772)	$(1,192)	$206	$4,246	$(101)	$4,458	$(778)	$(1,787)	$7,362	$2,837	$(637)	$7,505	$91	$6,639	$27,229
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$(848)	$(772)	$(1,192)	$206	$4,246	$(101)	$4,458	$(778)	$(1,787)	$7,362	$2,837	$—	$7,505	$—	$—	$21,136
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	91	6,639	6,730
Comparable hotel EBITDA	$(848)	$(772)	$(1,192)	$206	$4,246	$(101)	$4,458	$(778)	$(1,787)	$7,362	$2,837	$—	$7,505	$91	$6,639	$27,866
NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at March 31, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    Excluded hotels under renovation:
Marriott Seattle Waterfront